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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2001

                         SOUTHERN MICHIGAN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Michigan                                 2-78178                              38-2407501
(State or other jurisdiction                (Commission File No.)                      (IRS Employer
      of incorporation)                                                             Identification No.)

              51 West Pearl Street, Coldwater, Michigan         49036
              (Address of principal executive offices )      (Zip Code)

       Registrant's telephone number, including area code: (517) 279-5500

          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         Exhibit Reference Number                   Exhibit Description

                  99.1                    Proxy Statement dated March 16, 2001.*

-------------------
* Filed herewith

ITEM 9.  REGULATION FD DISCLOSURE.

         On March 16, 2001, the Registrant mailed a Proxy Statement to its shareholders for its 2001 annual meeting to be held on April 16, 2001. Attached as Appendix A to the Proxy Statement is certain information typically included in the Registrant's annual report to shareholders. The Proxy Statement and attachments are furnished pursuant to Regulation FD and shall not be deemed "filed" with the Commission or otherwise be subject to the liabilities of
Section 18 of the Exchange Act.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOUTHERN MICHIGAN BANCORP, INC.


Date:  March 16, 2001                   By:   /s/ James T. Grohalski           .
                                            ------------------------------------
                                                 James T. Grohalski
                                        Its:  President and Chief Executive
                                              Officer

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                                  Exhibit Index

          Exhibit No.                                  Description

             99.1                          Proxy Statement dated March 16, 2001.




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                                  EXHIBIT 99.1